UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2025

CALIX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34674	68-0438710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3155 Olsen Drive, Suite 450, San Jose, California		95117
(Address of principal executive offices)		(Zip Code)

(408) 514-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.025 per share	CALX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On November 13, 2025, the Board of Directors of Calix, Inc. (the “Company”) appointed John Durocher, age 58, to the position of Chief Operating Officer of the Company effective November 16, 2025. Mr. Durocher has served as the Company’s Chief Customer Officer since joining Calix in March 2023. Prior to joining Calix, Mr. Durocher served as Executive Vice President, Customer Success at Salesforce Inc. from 2006 to February 2023. Before joining Salesforce, Mr. Durocher served with Accenture Plc on the CRM Service Line. Mr. Durocher holds a Bachelor of Arts from Clarkson University.

Mr. Durocher’s compensation remains unchanged from his prior role and will continue under the Company’s existing executive compensation program, as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 27, 2025.

Item 7.01 Regulation FD Disclosure.

A copy of the Company's press release dated November 17, 2025 announcing the appointment is furnished as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 17, 2025	Calix, Inc.

		By:	/s/ Doug McNitt
Doug McNitt
EVP, General Counsel
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